UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2015

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Company”) held on Wednesday, April 20, 2015, the Company’s shareholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2016 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The shareholders elected the following eight directors, to serve until the Company’s next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Henry B. Cook, Jr.	[1,894,518]	[16,455]	[0]	[342,783]

Michael I. German	[1,857,279]	[53,694]	[0]	[342,783]

Ted W. Gibson	[1,897,356]	[13,617]	[0]	[342,783]

Robert B. Johnston	[1,897,339]	[13,634]	[0]	[342,783]

Joseph P. Mirabito	[1,857,273]	[53,700]	[0]	[342,783]

William Mirabito	[1,857,195]	[53,778]	[0]	[342,783]

George J. Welch	[1,857,218]	[53,755]	[0]	[342,783]

John B. Williamson III	[1,897,339]	[13,634]	[0]	[342,783]

Proposal 2: Non-binding advisory vote to approve the Company’s executive compensation.

The Company’s shareholders approved, in and advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

[1,778,982]	[20,053]	[111,938]	[342,783]

Proposal 3: Ratification of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

The appointment of Freed Maxick CPAs as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

[2,249,427]	[2,886]	[1,443]	[0]

No other matters were voted upon at the meeting.

Item 8.01 Other Events.

On April 20, 2016, at its regular meeting the Board of Directors of the Company elected the following officers:

Michael I. German – Chief Executive Officer and President

Firouzeh Sarhangi – Chief Financial Officer and Treasurer

Stanley G. Sleve – Vice President – Administration and Corporate Secretary

Matthew Cook – Vice President of Operations and Engineering

Russell Miller – Vice President of Business Development

In addition, the Board of Directors made the following Committee assignments:

Audit Committee

John Williamson, Chairman

William Mirabito

Henry Cook

Nominating/Compensation Committee

Ted Gibson, Chairman

Joseph Mirabito

John Williamson

Henry Cook

Rob Johnston

Corporate Governance Committee

George J. Welch, Chairman

William Mirabito

Ted Gibson

Rob Johnston

The Company, as the sole shareholder of Corning Natural Gas Corporation (the “Gas Company”), reelected the Board of Directors of the Gas Company, and the Board of Directors of the Gas Company re-elected the officers, being the same as those of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: April  22, 2016

By: /s/ Michael I. German

President and Chief Executive Officer